UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005 (December 7, 2005)

                          Mediware Information Systems, Inc.
(Exact name of registrant as specified in its charter)

New York 1-10768 11-2209324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11711 West 79th Street, Lenexa, KS 66214
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2005, the Board of Directors of Mediware Information Systems, Inc. (the "Company") adopted amendments (the "Amendments") to the (i) Certificate of Incorporation of the Company (the "Certificate") and (ii) By-Laws of the Company (the "By-Laws"). On December 7, 2005 the Amendments were approved by the shareholders of the Company at the Company's 2005 Annual Meeting of Shareholders. The Amendments are effective as of December 7, 2005. Set forth below is a description of the Amendments to the (i) Certificate and (ii) By-Laws including the prior provisions of the (i) Certificate and (ii) By-Laws so amended.

The first three sentences of Article THIRTEENTH: A of the Certificate have been amended to provide that (i) the Board of Directors of the Company shall consist of not less than three Directors as may be fixed in accordance with the By-Laws, (ii) the Directors of the Company shall be divided into three classes, designated Class I, Class II and Class III and (iii) all classes shall be as nearly equal in number as possible. Previously, the Certificate provided that the Board of Directors of the Company shall consist of not less than nine Directors as may be fixed by the By-Laws.

Article III, Section 1.(a), of the By-Laws has been amended to provide that the Board of Directors (i) shall consist of such number of Directors, but not less than three, as is set by the Board of Directors by resolution from time to time, (ii) the Directors of the Company shall be divided into three classes, designated Class I, Class II and Class III and (iii) all classes shall be as nearly equal as possible. Previously, the By-Laws provided that the (i) business of the Company shall be managed under the direction of its Board of Directors, which shall consist of not less than nine Directors, (ii) the Directors of the Company shall be divided into three classes, designated Class I, Class II and Class III and (iii) all classes shall be as nearly equal in number as possible, but each class shall consist of at least three Directors.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 3(i)	Text of Amendment to Certificate of Incorporation of Mediware Information Systems, Inc.
Exhibit 3(ii)	Text of Amendment to By-Laws of Mediware Information Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC

Date: December 13, 2005	By: /s/ James F. Burgess James F. Burgess President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3(i)	Text of Amendment to Certificate of Incorporation of Mediware Information Systems, Inc.
3(ii)	Text of Amendment to By-Laws of Mediware Information Systems, Inc.

EXHIBIT 3(i)

THIRTEENTH: A.  The Board of Directors of the Corporation shall consist of not less than three Directors as may be fixed in accordance with the By-Laws. The Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. All classes shall be as nearly equal in number as possible.

EXHIBIT 3(ii)

ARTICLE III

BOARD OF DIRECTORS

Section 1.  Number, Election and Term of Office. (a) The Board of Directors of the Corporation shall consist of such number of Directors, but not less than three, as is set by the Board of Directors by resolution from time to time. The Directors of the Corporation shall be divided into three classes, designated Class I, Class II and Class III. All classes shall be as nearly equal as possible.